UNITED STATES
SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

April 24, 2009

Bovie Medical Corporation
(Exact name of registrant as specified in its
charter)

Delaware	1-31885	11-2644611
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification No.)

734 Walt Whitman Road, Melville, New York	11747
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code
(631) 421-5452

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act 17 CFR 230.425)

☐ Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.l4a-12)

☐ Pre-commencement communications pursuant to Rule l4d- 2(b) under the Exchange Act (17 CFR 240. l4d- 2(b)

☐ Pre-commencement communications pursuant to Rule 13 e-4( c) under the Exchange Act (17 CFR 240.13 e-4( c)

ITEM: 5.02	Departure of Directors or Certain Officers, Election of Directors, Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.

(d)(1) On April 24, 2009, at a special meeting duly called, the Board of Directors of Bovie Medical Corporation elected Peter Pardol as an independent director.

(d)(4) Since July, 2003, Mr. Pardol has served and continues to serve as a medical consultant to our Company with respect to Company projects.  Such consulting relationship has not been affected or changed in any way by virtue of this election to the Board.

Signatures

Pursuant to the requirements of Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Bovie Medical Corporation

Date: April 30, 2009	Bovie Medical Corp (Registrant)
	By:	/S/ Andrew Makrides
Andrew Makrides, President and CEO